Blue Sphere Corporation 8-K

 Exhibit 99.1

AUDIT COMMITTEE CHARTER

OF

BLUE SPHERE CORPORATION

(Dated March 27, 2016)

I.            Preamble

The Board of Directors of Blue Sphere Corporation (the “corporation”) has formed an audit committee to oversee the financial reporting and audit process and evaluate the corporation’s internal controls over financial reporting. This charter is meant to identify the personnel and functions of the audit committee.

II.            Audit Committee Membership and Function

A.    Audit Committee Membership.

1.     The audit committee shall consist of directors, all of whom in the judgment of the Board of Directors shall meet the independence requirements for audit committee members under the NYSE MKT LLC company guide and Rule 10A-3 of the Securities Exchange Act of 1934. For so long as the corporation satisfies the definition of “Smaller Reporting Company” in Regulation S-K, Item 10(f)(1), the audit committee will have at least two members; otherwise, the corporation will have an audit committee composed of three or more members.

2.     Each audit committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the audit committee shall be an “audit committee financial expert” (as defined by the Securities and Exchange Commission in Item 407(d)(5)(ii) and (iii) of Regulation S-K).

3.     Each audit committee member will be selected by the Board of Directors and will serve at the pleasure of the Board of Directors.

4.     The audit committee members shall elect a chairman from among its members.

B.     Audit Committee Function.

1.     The audit committee has the ultimate authority and responsibility to select, oversee, evaluate, and, where appropriate, to replace the independent registered public accounting firm (or to nominate the independent registered public accounting firm to be proposed for stockholder approval in any proxy statement), and shall pre-approve all audit engagement fees and terms and all permitted non-audit service engagements with the independent registered public accounting firm. The audit committee shall be responsible for overseeing the accounting and financial reporting processes of the corporation and the audits of the financial statements of the corporation. Oversight responsibilities over the independent registered public accounting firm are described further in Section III below.

2.      The audit committee shall establish procedures for the receipt, retention, and treatment of complaints received by the corporation regarding accounting, internal accounting controls or auditing matters.

3.      The audit committee shall establish procedures for the confidential, anonymous submission by employees of the corporation of concerns regarding questionable accounting or auditing matters.

4.      The audit committee shall have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other advisers and to compensate such advisers and the independent registered public accounting firm engaged for audit and permitted non-audit services.

III.            Independent Auditor Oversight

A.    Auditor Qualifications.

1.      The audit committee is responsible for ensuring its receipt from the independent registered public accounting firm of a formal written statement delineating all relationships between the auditor and the corporation, consistent with PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence.

2.      The audit committee is also responsible for actively engaging in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm and to take or recommend that the full Board of Directors take appropriate action to ensure the independence of the independent registered public accounting firm.

B.     Auditor Engagement Letter. The independent registered public accounting firm’s engagement letter should define the nature and scope of the audit engagement and provide a written contract for the professional services of the independent registered public accounting firm.

C.     Annual Audit Review. In connection with the annual audit, the audit committee shall:

1.      Ascertain and resolve any disagreements between personnel of the independent registered public accounting firm and corporate management;

2.      Review corporate accounting policies and practices;

3.     Affirm that accounting policies are consistent with industry practices and are consistent with a fair presentation of the financial statement in conformity with United States generally accepted accounting principles; and

4.      In consultation with the independent registered public accounting firm, review the integrity of the corporation’s financial reporting processes, both internal and external.

D.    Quarterly Review. Prior to the time that the corporation files its Quarterly Report on Form 10-Q, the independent registered public accounting firm will conduct an interim financial review as required by professional standards. The audit committee shall review and approve the process for preparing the financial statements to be submitted with the corporation’s Form 10-Q.

E.     Annual Report. In connection with corporation’s Annual Report on Form 10-K, the audit committee shall:

1.      Review the corporation’s Annual Report on Form 10-K to evaluate whether it contains a fair and meaningful presentation of financial statements, footnotes, and supplementary information;

2.     Affirm that the Annual Report on Form 10-K discusses changes in corporate reporting or accounting practices (for example, departures from generally accepted accounting principles, exceptions to the consistent application of accounting principles, etc.);

3.      Review disclosure and ensure that corporate reporting and accounting practices are fully and fairly disclosed; and

4.      Prepare for the inclusion in the annual proxy statement a letter to stockholders stating whether with respect to the prior fiscal year:

a.     Management has reviewed the audited financial statements with the audit committee;

b.     Personnel of the independent registered public accounting firm have discussed with the audit committee the matters required to be discussed by professional auditing standards;

c.     The audit committee members have discussed among themselves, without management or the personnel of the independent registered public accounting firm present, the information disclosed to the audit committee described in (a) and (b) above;

d.     The audit committee recommended to the Board of Directors that the annual financial statements be included in the corporation’s Annual Report on Form 10-K; and

e.     The audit committee has received written disclosures from the independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence.

IV.            Audit Committee Meetings and Reports

A.   Audit Committee Meetings. The audit committee shall meet on at least a quarterly basis, inclusive of telephonic meetings, or more frequently as circumstances may require. Special meetings may be called by the chairman of the committee or at the request of the independent registered public accounting firm. The audit committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board of Directors.

B.    Audit Committee Reports. The audit committee shall report at least annually to the Board of Directors. The report should:

1.      Set forth the audit committee’s function and responsibilities;

2.      Set forth a summary of the audit committee’s recommendations, particularly with respect to the selection of the independent registered public accounting firm and the review of the auditor’s report; and

3.      Attach critical audit reports and management letters.

C.    Charter. The audit committee shall ensure the disclosure of the existence of this charter in the corporation’s Annual Report on Form 10-K and/or annual proxy statement, as applicable. At least annually, the audit committee shall certify that it has complied with and reviewed and reassessed the adequacy of this charter. A current copy of this charter will be posted on the corporation’s website.

D.    Limitations. Nothing contained in this charter is intended to alter or impair the right of the members of the audit committee to rely, in discharging their duties and responsibilities, on the records of the corporation and on other information presented to the audit committee, Board of Directors or corporation by its officers or employees or by outside advisers, including the corporation’s independent registered public accounting firm. The audit committee is not responsible for planning or conducting audits, determining whether the corporation’s financial statements are complete and accurate or in accordance with United States generally accepted accounting principles, or determining whether the corporation’s internal control over financial reporting is effective.